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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-10149, 333-10153, 333-10157, 333-11037 and 333-13187 of The Dial Corporation
on Form S-8 of our report dated January 22, 1998, appearing in this Annual Report on Form 10-K of The Dial Corporation for the year ended January 3, 1998.

                                          /s/Deloitte & Touche LLP

Deloitte & Touche LLP
Phoenix, Arizona

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